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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                                AMENDMENT NO. 1

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 25, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
                    ----------------------------------------
                           (Exact name of registrant)

          Delaware                      333-99451                 52-1495132
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

            343 Thornall Street, Edison, NJ               08837
            ----------------------------------------    ----------
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:     (732) 205-0600


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Item 5.  Other Events:

         On or about April 25, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2 and Series 2003-S3 contemplated by
Section 6.02 of the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

Item 7(c).  Exhibits

         Exhibits        Description
         --------        -----------
         20.1            Series 2003-S2 Monthly Report with respect to the
                         April 25, 2003 distribution

Explanatory Note.

         The Registrant hereby amends its April 25, 2003 Current Report on Form 8-K (the "Form 8-K") filed on May 2, 2003. The sole purpose of this Form 8-K/A is to file the Statement to Certificateholders for Series 2003-S2, which was inadvertently omitted from the Form 8-K filing.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 2, 2003

                                             JPMorgan Chase Bank
                                             (f/k/a "The Chase Manhattan Bank"),
                                             As Paying Agent, on behalf of
                                             Chase Mortgage Finance Corp.


                                             By: /s/ Andrew M. Cooper
                                                --------------------------------
                                             Name:  Andrew M. Cooper
                                             Title: Assistant Vice President


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                    Description
-----------                    -----------------
20.1                           Series 2003-S2 Monthly Report with respect to the
                               distribution to certificateholders on April 25, 2003.